NetSol Technologies

CMMI® Maturity LEVEL 5

NetSol Fiscal 1Q 2010

Investor Conference Call & Webcast

November 12, 2009

NetSol TECHNOLOGIES

Safe Harbor Statement

This presentation may contain forward-looking statements relating to the development of NetSol Technologies' products and services and future operation results, including statements regarding the Company that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The words "believe," "expect," "anticipate," "intend," variations of such words, and similar expressions, identify forward-looking statements, but their absence does not mean that the statement is not forward looking. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Factors that could affect the Company's actual results include the progress and costs of the development of products and services and the timing of the market acceptance. Any forward-looking statements contained herein speak only as of the date hereof. The Company undertakes no obligation to update or review any forward-looking statements.

NetSol TECHNOLOGIES

CMMI® Maturity LEVEL 5

Najeeb U. Ghauri

Chairman & Chief Executive Officer

NetSol TECHNOLOGIES

Fiscal 1Q 2010 Overview
Period Ended September 30, 2009

- Quarterly revenue of $7.6 million
  - ↑ 11% sequentially - driven by renewed customer demand
  - ↓ 18% year-over-year - impacted by global economic downturn
- Second quarter of double digit sequential revenue growth
- Material improvements gross margin and operating margin
- 71% sequential reduction in GAAP net loss, to less than $0.01 per share
- 117% sequential increase in EBITDA profitability, to $0.04 per share

NetSol TECHNOLOGIES

Renewed Momentum

- Renewed global economic activity opening up purchasing decisions
- Globally the automotive and finance sectors are regaining traction
- Large blue-chip multinational customers looking for global solutions
- New licensing sales structure offers automatic license sale triggers
- Chinese market showing strong growth
  - NetSol has #1 market share position for asset based lending solution
  - Expanding local presence in Beijing to support burgeoning market demand
- Atheeb NetSol Limited joint venture in Saudi Arabia ramping
- Streamlined global corporate structure is contributing to improved margins

NetSol TECHNOLOGIES

Key Customer Wins

- Select NetSol Financial Suite (NFS) Contracts Awarded in Fiscal 1Q 2010:
  - Leasing affiliate of a major Chinese bank
  - Nissan Motor affiliate, NR Finance Mexico, S.A.
  - Large Netherlands based finance company
  - Major United Kingdom based short-term loan company
- Increased traction in public and defense related opportunities
  - Proposal for Land Management Information System (LRMIS) project in Punjab, Pakistan
  - Active joint bid with "Top 5" U.S. defense contractor for multi-million dollar project with the Pakistan military

Boo-Ali Siddiqui
Chief Financial Officer

Quarterly Revenue



US$ Millions
9.3
5.3
5.0
6.9
7.6
1Q Fiscal 2009
2Q Fiscal 2009
3Q Fiscal 2009
4Q Fiscal 2009
1Q Fiscal 2010

- Sequential revenues ↑ 11%, driven by strong license sales

Revenue By Offering

First Quarter Fiscal 2010


IT Consulting & Service Fees 43%
License Fees 33%
Maintenance Fees 24%

GAAP Earnings/Loss Per Diluted Share



$0.12
$0.08
$0.04
$0.00
($0.04)
($0.08)
($0.12)
($0.16)
($0.20)
$(0.01)
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010

EBITDA Per Diluted Share


$0.16
$0.11
$0.06
$0.01
($0.04)
($0.09)
($0.14)
$ 0.04
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010

Improved Financial Outlook

- Focus on  in sequential quarterly revenue growth
- Comprehensive cost reduction measures contributing to improved margins
- Focus on sequential improvement in GAAP and EBITDA profitability
- Focus on returning to near-term quarterly GAAP profitability
- Breakeven revenue run rate:
  - Projected at approximately $8.0 million per quarter on a GAAP EPS basis
  - Projected at approximately $6.5 million per quarter on a cash basis
- Fiscal 2Q 2010 continues with strong revenue backlog and sales pipeline

NetSol TECHNOLOGIES

CMMI® Maturity LEVEL 5

Questions & Answers

Najeeb U. Ghauri - Chairman & CEO

Boo-Ali Siddiqui - CFO

Naeem Ghauri - Head of Global Sales


NASDAQ

Thank You

To learn more about NetSol Technologies, Inc.,
Visit www.netsoltech.com

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